UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):        February 22, 2011
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13395	56-201079

(Commission File Number)	(IRS Employer Identification No.)

6415 Idlewild Road, Suite 109	28212
Charlotte, North Carolina

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.
          On February 22, 2011, we issued a press release announcing results for our fiscal quarter and fiscal year ended December 31, 2010.
          A copy of the press release is attached hereto as Exhibit 99.1. A copy of the earnings call presentation materials is attached hereto as Exhibit 99.2.
Item 7.01.      Regulation FD Disclosure.
          On February 22, 2011, we issued a press release announcing the approval of a quarterly cash dividend.
          A copy of the press release is attached hereto as Exhibit 99.3.
Item 9.01.      Financial Statements and Exhibits.
          (d)        Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated February 22, 2011
99.2	Earnings call presentation materials
99.3	Press release of Sonic Automotive, Inc. dated February 22, 2011
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC	AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss Stephen K. Coss
Senior Vice President and General Counsel
Dated: February 22, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated February 22, 2011
99.2	Earnings call presentation materials
99.3	Press release of Sonic Automotive, Inc. dated February 22, 2011

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